MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO	MFS® INTERNATIONAL VALUE PORTFOLIO
MFS® BOND PORTFOLIO	MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
MFS® CORE EQUITY PORTFOLIO	MFS® MONEY MARKET PORTFOLIO
MFS® EMERGING MARKETS EQUITY PORTFOLIO	MFS® NEW DISCOVERY PORTFOLIO
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MFS® GLOBAL GROWTH PORTFOLIO	MFS® STRATEGIC INCOME PORTFOLIO
MFS® GLOBAL RESEARCH PORTFOLIO	MFS® TECHNOLOGY PORTFOLIO
MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO	MFS® TOTAL RETURN PORTFOLIO
MFS® GOVERNMENT SECURITIES PORTFOLIO	MFS® UTILITIES PORTFOLIO
MFS® HIGH YIELD PORTFOLIO	MFS® VALUE PORTFOLIO
MFS® INTERNATIONAL GROWTH PORTFOLIO

This SAI supplement supersedes and replaces the Trust's SAI supplement dated July 29, 2012.

As of December 17, 2012, any reference made to 500 Boylston Street, Boston, MA 02116 is restated as the following: 111 Huntington Avenue, Boston, MA 02199.

Effective July 29, 2012, the following sub-section is added directly before the sub-section entitled "Commodity-Related Investments" in Appendix H entitled “Investment Strategies and Risks”:

Commodity Pool Operator Regulation.  The Trust, on behalf of the Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder, with respect to the Fund's operation. Accordingly, the Trust and MFS are not subject to registration or regulation as a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject MFS to regulation as a CPO for certain Funds by the CFTC. The scope of application is still uncertain. There is no certainty that MFS, as the operator of a Fund, will be able to rely on an exclusion in the future. MFS may determine not to use or to limit investment strategies for a Fund that trigger additional CFTC regulation or may determine to operate a Fund subject to CFTC regulation, if applicable. If MFS operates a Fund subject to CFTC regulation, the Fund may incur additional expenses.

Effective July 29, 2012, the sub-section entitled “Futures Contracts” in Appendix H entitled “Investment Strategies and Risks” is restated in its entirety as follows:

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price. Some financial futures contracts (such as futures on a security) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. If a fund is the purchaser or seller of a futures contract, the fund is required to deposit "initial margin" with a futures commission merchant ("FCM") when the futures contract is entered into.  Initial margin is typically calculated as a percentage of the contract's notional amount. Additional variation margin will be required based on changes in the daily market value of the contract.

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Futures are subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.   For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the FCM, if the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the FCM, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Effective July 29, 2012, the sub-section entitled “Swaps and Related Derivatives” in Appendix H entitled “Investment Strategies and Risks” is restated in its entirety as follows:

Swaps.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps include  "caps,” “floors,” “collars” and options on swaps, or “swaptions.”  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount).  A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor.  A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms. Swaps can take many different forms and are known by a variety of names and other types of swaps may be available.

Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement.  For example, in a typical credit default swap on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

It may not be possible to close out a swap at any particular time or at an acceptable price. The inability to close swap positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Swaps may be entered into for hedging or non-hedging purposes. If MFS attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the swap may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Legislation has been enacted that will result in numerous regulatory changes related to swaps, including margin, clearing, trading, and reporting requirements. These regulatory changes could materially and adversely affect the ability of the Fund to buy or sell swaps and increase the cost of swaps. In the future, swaps will be required to be subject to initial as well as variation margin requirements. Initial margin is typically calculated as a percentage of the swap's notional amount. Additional variation margin will be required based on changes in the daily market value of the swap.

Swaps may also be subject to liquidity risk because it may not be possible to close out the swap prior to settlement date and an investor would remain obligated to meet margin requirements until the swap is closed. In addition, because the purchase and sale of certain swaps take place in an over-the-counter market and are not centrally cleared, these are subject to the creditworthiness of the counterparty to the swap, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. For these types of swaps, if the counterparty defaults, the other party’s risk of loss generally consists of the net amount of gains that the non-defaulting party is contractually entitled to receive minus any margin deposited by the defaulting party.

Swaps that are centrally cleared will be subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the FCM if the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the FCM, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the investor.

Swaps can provide exposure to a variety of different types of investments or market factors. The most significant factor in the performance of swaps is the change in the underlying price, rate, index level, or other indicator that determines the amount of payments to be made under the arrangement. The risk of loss in trading swaps can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in swaps, and the potential high volatility of the swaps markets. As a result, a relatively small price movement in a swap may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a swap may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, for physically settled swaps, on the settlement date an investor may be required to make delivery of the indicators underlying the swaps it holds.

Effective July 29, 2012, the sub-section entitled “Warrants” in Appendix H entitled “Investment Strategies and Risks” is restated in its entirety as follows:

Warrants. Warrants are derivative instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants can be physically or cash settled depending on the terms of the warrant and can be issued by the issuer of the underlying equity security or a third party. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

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